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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 4, 2003


                           GUNTHER INTERNATIONAL LTD.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


DELAWARE                            0-22994                           51-0223195
----------------            ------------------------             ---------------
(State or other             (Commission File Number)               (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        Number)


One Winnenden Road, Norwich, Connecticut                    06360-1570
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (860) 823-1427

                                      N/A
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)


                           This is Page 1 of 5 pages.
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Item 5.     Other Events and Regulation FD Disclosure

      On December 4, 2003, Gunther International Ltd. issued a press release announcing the decision of its Board of Directors to file a Form 15 to terminate the registration of its common stock under the Securities Exchange Act of 1934. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

      (c)   Exhibits

            Exhibit No.    Exhibit
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
            99.1           Press release of the Company, dated December 4, 2003.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GUNTHER INTERNATIONAL LTD.



Date: December 4, 2003              By: /s/ John K. Carpenter
                                    Name: John K. Carpenter
                                    Title: Senior Vice President and Chief
                                           Financial Officer


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